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                                                                   EXHIBIT 10.12

                                  SUBSCRIPTION


         The undersigned, a resident of the State of Washington, hereby subscribes for 1,700,000 shares of the common stock of Cadabra, Inc., a Washington corporation, and agrees to pay therefor the sum of $10,000.

         These shares are being acquired for the undersigned's own account, for investment and not with a view to resale or distribution. The undersigned consents to the placing of a restrictive legend on the stock certificate stating that the stock has not been registered under the Securities Act of 1933 or any applicable state law and may not be sold, distributed, assigned, offered, pledged or otherwise transferred without complying with federal and state securities laws and to the placing of a stop transfer order on the books of the corporation and with any transfer agents against the stock until the stock may be legally resold or distributed.

         Dated:  July 5, 1994



                                             Jeff P. Bezos
                                  -----------------------------------
                                             Jeffrey P. Bezos